                                                                 EXHIBIT 99.3


                         UNAUDITED PRO FORMA COMBINED
                             FINANCIAL STATEMENTS

        The following unaudited pro forma combined financial statements assume a business combination between Shiva and AirSoft, Inc. accounted for as a pooling of interests and are based on the respective historical financial statements and the notes thereto. The unaudited pro forma combined balance sheet gives effect to the AirSoft Acquisition as if it had occurred on March 30, 1996, combining the balance sheets of Shiva and AirSoft at March 30, 1996. The unaudited pro forma combined statements of operations give effect to the AirSoft Acquisition as if it had occurred at the beginning of each of the periods presented.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the AirSoft Acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

        These unaudited pro forma combined financial statements are based on, and should be read in conjunction with, Shiva's Annual Report on Form 10-K for the year ended December 30, 1995 and quarterly report on Form 10-Q for the quarter ended March 30, 1996, incorporated herein by reference, and the financial statements of AirSoft, Inc. included elsewhere in this Form 8-K/A.

                          UNAUDITED PRO FORMA COMBINED
                                  BALANCE SHEET
                                 MARCH 30, 1996
                                 (IN THOUSANDS)

                                                                      HISTORICAL                     PRO FORMA (1)
                                                                 -------------------             ---------------------
                                                                   SHIVA     AIRSOFT    NOTES    ADJUSTMENTS  COMBINED
                                                                 --------    -------    -----    -----------  --------
Assets
Current assets:
  Cash and cash equivalents                                      $ 93,398    $ 1,286             $     -      $ 94,684
  Short-term investments                                            7,065          -                   -         7,065
  Accounts receivable, net                                         26,524      1,159     (2)      (1,120)       26,563
  Inventories                                                      11,591         12                            11,603
  Prepaid expenses and other current assets                         2,264          -                             2,264
                                                                 --------    -------             -------      --------
      Total current assets                                        140,842      2,457              (1,120)      142,179
Property, plant and equipment, net                                 15,124        136                   -        15,260
Deferred income taxes                                                 548          -                   -           548
Other assets                                                        1,388          6                   -         1,394
                                                                 --------    -------             -------      --------
     Total assets                                                $157,902    $ 2,599             $(1,120)     $159,381
                                                                 ========    =======             =======      ========
Liabilities and Stockholders' Equity
Current liabilities:
  Current portion of long-term debt and capital lease
     obligations                                                  $   588    $     -             $     -       $   588
  Accounts payable                                                 10,403        113                   -        10,516
  Accrued compensation and benefits                                 4,366         57                   -         4,423
  Accrued expenses                                                  8,100        112                   -         8,212
  Deferred revenue                                                  3,609      1,677     (2)      (1,120)        4,166
                                                                 --------    -------             -------      --------
     Total current liabilities                                     27,066      1,959              (1,120)       27,905
Long-term debt and capital lease obligations                          244          -                   -           244
Other long-term obligations                                           391          -                   -           391
Deferred income taxes                                                 232          -                   -           232
                                                                 --------    -------             -------      --------
     Total liabilities                                             27,933      1,959              (1,120)       28,772
                                                                 --------    -------             -------      --------


Stockholders' equity:
  Convertible preferred stock                                           -      4,486     (3)      (4,486)            -
  Common stock                                                        277          5     (3)           2           284
  Additional paid-in capital                                      131,922        482     (3)       4,484       136,888
  Unrealized gains on investments                                      87          -                   -            87
  Cumulative translation adjustment                                  (605)         -                   -          (605)
  Accumulated deficit                                              (1,712)    (4,333)                  -        (6,045)
                                                                 --------    -------             -------      --------
     Total stockholders' equity                                   129,969        640                   -       130,609
                                                                 --------    -------             -------      --------
     Total liabilities and stockholders' equity                  $157,902    $ 2,599             $(1,120)     $159,381
                                                                 ========    =======             =======      ========


   See accompanying Notes to Unaudited Pro Forma Combined Financial
                                  Statements.

                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                        THREE MONTHS ENDED MARCH 30, 1996

                                                     HISTORICAL                    PRO FORMA (1)
                                                 -------------------           ----------------------
                                                  SHIVA      AIRSOFT   NOTES   ADJUSTMENTS   COMBINED
                                                 -------     -------   -----   -----------   --------
Revenues                                         $42,513     $  796              $   -        $43,309
Cost of revenues                                  17,385          -                  -         17,385
                                                 -------     ------              -----        -------
Gross profit                                      25,128        796                  -         25,924
                                                 -------     ------              -----        -------

Operating expenses:
   Research and development                        4,831        363                             5,194
   Selling, general and administrative            14,236        470                            14,706
                                                 -------     ------              -----        -------
   Total operating expenses                       19,067        833                  -         19,900
                                                 -------     ------              -----        -------
Income (loss) from operations                      6,061        (37)                 -          6,024
Interest income                                    1,334         10                  -          1,344
Interest expense                                    (117)         -                  -           (117)
                                                 -------     ------              -----        -------
Income (loss) before income taxes                  7,278        (27)                 -          7,251
Income tax provision                               2,912          -                  -          2,912
                                                 -------     ------              -----        -------
Net income (loss)                                $ 4,366     $  (27)             $   -        $ 4,339
                                                 =======     ======              =====        =======
Net income (loss) per share                      $  0.14     $(0.01)    (4)                   $  0.14
                                                 =======     ======                           =======
Shares used in computing net income (loss)
   per share                                      30,230      5,013                            30,525
                                                 =======     ======                           =======


  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                        THREE MONTHS ENDED APRIL 1, 1995

                                                 HISTORICAL                    PRO FORMA (1)
                                            -------------------           ----------------------
                                             SHIVA      AIRSOFT   NOTES   ADJUSTMENTS   COMBINED
                                            -------     -------   -----   -----------   --------
Revenues                                    $25,703     $   34                $-         $25,737
Cost of revenues                             11,067         11                 -          11,078
                                            -------     ------                --         -------
Gross profit                                 14,636         23                 -          14,659
                                            -------     ------                --         -------

Operating expenses:
   Research and development                   2,522        298                             2,820
   Selling, general and administrative        9,221        530                             9,751
                                            -------     ------                --         -------
   Total operating expenses                  11,743        828                 -          12,571
                                            -------     ------                --         -------

Income (loss) from operations                 2,893       (805)                -           2,088
Interest income                                 476         30                 -             506
Interest expense                               (247)         -                 -            (247)
                                            -------     ------                --         -------
Income (loss) before income taxes             3,122       (775)                -           2,347
Income tax provision                            965          -                 -             965
                                            -------     ------                --         -------
Net income (loss)                           $ 2,157     $ (775)               $-         $ 1,382
                                            =======     ======                ==         =======
Net income (loss) per share                 $  0.08     $(0.15)   (4)                    $  0.05
                                            =======     ======                           =======

Shares used in computing net income
   (loss) per share                          26,766      5,007                            27,061
                                            =======     ======                           =======


  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      TWELVE MONTHS ENDED DECEMBER 30, 1995

                                                 HISTORICAL                     PRO FORMA (1)
                                           --------------------            -----------------------
                                             SHIVA      AIRSOFT    NOTES   ADJUSTMENTS    COMBINED
                                           --------     -------    -----   -----------    --------
Revenues                                   $117,721     $   860                $-         $118,581
Cost of revenues                             49,151          35                 -           49,186
                                           --------     -------                --         --------
Gross profit                                 68,570         825                 -           69,395
                                           --------     -------                --         --------

Operating expenses:
   Research and development                  13,610       1,177                             14,787
   Selling, general and administrative       42,975       1,687                             44,662
   Merger expenses                           13,986           -                             13,986
                                           --------     -------                --         --------
   Total operating expenses                  70,571       2,864                 -           73,435
                                           --------     -------                --         --------
Loss from operations                         (2,001)     (2,039)                -           (4,040)
Interest income                               2,213          66                 -            2,279
Interest expense                               (705)          -                 -             (705)
                                           --------     -------                --         --------
Loss before income taxes                       (493)     (1,973)                -           (2,466)
Income tax provision                          2,386           -                 -            2,386
                                           --------     -------                --         --------
Net loss                                   $ (2,879)    $(1,973)               $-         $ (4,852)
                                           ========     =======                ==         ========
Net loss per share                         $  (0.11)    $ (0.39)    (4)                   $  (0.18)
                                           ========     =======                           ========
Shares used in computing net loss
   per share                                 26,645       5,013                             26,940
                                           ========     =======                           ========



  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                    HISTORICAL                      PRO FORMA (1)
                                              --------------------             ----------------------
                                               SHIVA       AIRSOFT    NOTES    ADJUSTMENTS   COMBINED
                                              -------      -------    -----    -----------   --------
Revenues                                      $80,971      $    87               $   -       $81,058
Cost of revenues                               34,784           16                   -        34,800
                                              -------      -------               -----       -------
Gross profit                                   46,187           71                   -        46,258
                                              -------      -------               -----       -------

Operating expenses:
   Research and development                     9,199          773                             9,972
   Selling, general and administrative         31,252        1,175                            32,427
                                              -------      -------               -----       -------
   Total operating expenses                    40,451        1,948                   -        42,399
                                              -------      -------               -----       -------
Income (loss) from operations                   5,736       (1,877)                  -         3,859
Interest income                                   188           36                   -           224
Interest expense                               (1,122)           -                   -        (1,122)
                                              -------      -------               -----       -------
Income (loss) before income taxes               4,802       (1,841)                  -         2,961
Income tax provision                              921            -                   -           921
                                              -------      -------               -----       -------
Net income (loss)                             $ 3,881      $(1,841)              $   -       $ 2,040
                                              =======      =======               =====       =======

Net income (loss) per share                   $  0.17      $ (0.37)    (4)                   $  0.09
                                              =======      =======                           =======
Shares used in computing net income
   (loss) per share                            22,254        5,000                            22,548
                                              =======      =======                           =======



  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                       TWELVE MONTHS ENDED JANUARY 1, 1994

                                                HISTORICAL                       PRO FORMA (1)
                                           --------------------              ----------------------
                                            SHIVA       AIRSOFT     NOTES    ADJUSTMENTS   COMBINED
                                           -------      -------     -----    -----------   --------
Revenues                                   $61,259       $    3                $   -        $61,262
Cost of revenues                            27,969            -                    -         27,969
                                           -------       ------                -----        -------
Gross profit                                33,290            3                    -         33,293
                                           -------       ------                -----        -------

Operating expenses:
   Research and development                  7,881          281                               8,162
   Selling, general and administrative      23,152          215                              23,367
                                           -------       ------                -----        -------
   Total operating expenses                 31,033          496                    -         31,529
                                           -------       ------                -----        -------
Income (loss) from operations                2,257         (493)                   -          1,764
Interest expense                            (1,048)           -                    -         (1,048)
                                           -------       ------                -----        -------
Income (loss) before income taxes            1,209         (493)                   -            716
Income tax provision                           300            -                    -            300
                                           -------       ------                -----        -------
Net income (loss)                          $   909       $ (493)               $   -        $   416
                                           =======       ======                =====        =======
Net income (loss) per share                $  0.05       $(0.12)     (4)                    $  0.02
                                           =======       ======                             =======
Shares used in computing net income
   (loss) per share                         16,538        4,266                              16,789
                                           =======       ======                             =======



  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

           Notes to Unaudited Pro Forma Combined Financial Statements

1. The unaudited pro forma combined financial statements of Shiva (the "Company") and AirSoft give retroactive effect to the acquisition of AirSoft which is being accounted for as a pooling of interests, and as a result, such statements are presented as if the combining companies had been combined for all periods presented.

      The pro forma financial data combines the Company's financial data for the three months ended March 30, 1996 and April 1, 1995, and the three years ended December 30, 1995, December 31, 1994 and January 1, 1994 with AirSoft's financial data for the three months ended March 31, 1996 and 1995, and the three fiscal years ended December 31, 1995, 1994 and 1993, respectively.

      Certain amounts have been reclassified to conform to the pro forma presentation.

2. These pro forma adjustments reflect the elimination of accounts receivable and deferred revenue related to a contract for which the receivable is not contractually due, in order to conform AirSoft's accounting policies to those of the Company.

3. These pro forma adjustments reflect the exchange of AirSoft's capital stock for an aggregate of approximately 691,587 shares of Shiva Common Stock to effect the AirSoft Acquisition.

4. Pro forma per share amounts are based on weighted average shares outstanding during each period, assuming each then outstanding share of AirSoft stock is exchanged for .058848195 shares of Common Stock.